Consolidated Statements of Operations and Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Revenues
Sales of goods		$ 0	$ 0
Total revenue		0	0
Cost of goods sold and operating Expenses
Cost of goods sold		0	0
Research and development	$ 3,280	3,994	3,773
General and administrative	1,003	4,356	2,879
Total operating expenses	4,283	8,350	6,652
Loss from operations	(4,283)	(8,350)	(6,652)
Other income (expense)
Loss on conversion of debt		(440)
Other income	0	0	113
Finance income	17	7	6
Finance costs	(226)	(58)	(28)
Operating lease interest expense	0	(3)	(15)
Loss before income taxes	(4,492)	(8,844)	(6,576)
Income tax provision (recovery)	0	0	0
Net loss	(4,492)	(8,844)	(6,576)
Net loss attributable to Nymox shareholders	$ (4,492)	$ (8,844)	$ (6,576)
Basic and diluted loss per share	$ (0.05)	$ (0.10)	$ (0.07)
Weighted average number of common shares outstanding	93,671	91,687	89,383